JPMorgan Funds - JPMorgan Trust I
Rule 10f-3 Transactions
For the period from July 1, 2014 to December 31, 2014

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Diversified Fund
Trade Date 7/17/2014
Issuer TreeHouse Foods, Inc. (THS) Secondary
Cusip 89469A10
Shares 300
Offering Price $75.500
Spread $3.020
Cost $22,650
Dealer Executing Trade Wells Fargo Securities
% of Offering  purchased by firm 2.74%
Syndicate Members J.P. Morgan / Wells Fargo Securities / BofA Merrill Lynch / BMO Capital Markets / SunTrust Robinson Humphrey / Barclays / BB&T Capital Markets / William Blair / Stephens Inc.
Fund JPMorgan Value Advantage Fund
Trade Date 7/17/2014
Issuer TreeHouse Foods, Inc. (THS) Secondary
Cusip 89469A10
Shares 53,200
Offering Price $75.500
Spread $3.020
Cost $4,016,600
Dealer Executing Trade Wells Fargo Securities
% of Offering  purchased by firm 2.74%
Syndicate Members J.P. Morgan / Wells Fargo Securities / BofA Merrill Lynch / BMO Capital Markets / SunTrust Robinson Humphrey / Barclays / BB&T Capital Markets / William Blair / Stephens Inc.
Fund JPMorgan Diversified Fund
Trade Date 7/18/2014
Issuer Sage Therapeutics, Inc. (SAGE) IPO
Cusip 78667J10
Shares 300
Offering Price $18.000
Spread $1.260
Cost $5,400
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 3.32%
Syndicate Members J.P. Morgan / Goldman, Sachs & Co. / Leerink Partners / Canaccord Genuity
Fund JPMorgan Dynamic Small Cap Growth Fund
Trade Date 7/18/2014
Issuer Sage Therapeutics, Inc. (SAGE) IPO
Cusip 78667J10
Shares 23,200
Offering Price $18.000
Spread $1.260
Cost $417,600
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 3.32%
Syndicate Members J.P. Morgan / Goldman, Sachs & Co. / Leerink Partners / Canaccord Genuity
Fund JPMorgan Small Cap Core Fund
Trade Date 7/18/2014
Issuer Sage Therapeutics, Inc. (SAGE) IPO
Cusip 78667J10
Shares 6,700
Offering Price $18.000
Spread $1.260
Cost $120,600
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 3.32%
Syndicate Members J.P. Morgan / Goldman, Sachs & Co. / Leerink Partners / Canaccord Genuity
Fund JPMorgan US Small Company Fund
Trade Date 7/18/2014
Issuer Sage Therapeutics, Inc. (SAGE) IPO
Cusip 78667J10
Shares 5,400
Offering Price $18.000
Spread $1.260
Cost $97,200
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 3.32%
Syndicate Members J.P. Morgan / Goldman, Sachs & Co. / Leerink Partners / Canaccord Genuity
Fund JPMorgan Diversified Fund
Trade Date 7/18/2014
Issuer TerraForm Power, Inc. (TERP) IPO
Cusip 88104R10
Shares 400
Offering Price $25.000
Spread $1.740
Cost $10,000
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 0.47%
Syndicate Members Goldman, Sachs & Co. / Barclays / Citigroup / J.P. Morgan / Macquarie Capital / Santander / FBR
Fund JPMorgan Small Cap Core Fund
Trade Date 7/18/2014
Issuer TerraForm Power, Inc. (TERP) IPO
Cusip 88104R10
Shares 12,400
Offering Price $25.000
Spread $1.740
Cost $310,000
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 0.47%
Syndicate Members Goldman, Sachs & Co. / Barclays / Citigroup / J.P. Morgan / Macquarie Capital / Santander / FBR
Fund JPMorgan US Small Company Fund
Trade Date 7/18/2014
Issuer TerraForm Power, Inc. (TERP) IPO
Cusip 88104R10
Shares 7,200
Offering Price $25.000
Spread $1.740
Cost $180,000
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 0.47%
Syndicate Members Goldman, Sachs & Co. / Barclays / Citigroup / J.P. Morgan / Macquarie Capital / Santander / FBR
Fund JPMorgan Diversified Fund
Trade Date 7/18/2014
Issuer Globant S.A. (GLOB) IPO
Cusip L4438510
Shares 900
Offering Price $10.000
Spread $0.700
Cost $9,000
Dealer Executing Trade Citigroup
% of Offering  purchased by firm 2.42%
Syndicate Members J.P. Morgan / Citigroup / Credit Suisse / William Blair / Cowen and Company / LOYAL3 Securities
Fund JPMorgan Small Cap Core Fund
Trade Date 7/18/2014
Issuer Globant S.A. (GLOB) IPO
Cusip L4438510
Shares 17,300
Offering Price $10.000
Spread $0.700
Cost $173,000
Dealer Executing Trade Citigroup
% of Offering  purchased by firm 2.42%
Syndicate Members J.P. Morgan / Citigroup / Credit Suisse / William Blair / Cowen and Company / LOYAL3 Securities
Fund JPMorgan US Small Company Fund
Trade Date 7/18/2014
Issuer Globant S.A. (GLOB) IPO
Cusip L4438510
Shares 13,700
Offering Price $10.000
Spread $0.700
Cost $137,000
Dealer Executing Trade Citigroup
% of Offering  purchased by firm 2.42%
Syndicate Members J.P. Morgan / Citigroup / Credit Suisse / William Blair / Cowen and Company / LOYAL3 Securities
Fund JPMorgan Diversified Fund
Trade Date 7/24/2014
Issuer Intersect ENT, Inc. (XENT) IPO
Cusip 46071F10
Shares 400
Offering Price $11.000
Spread $0.770
Cost $4,400
Dealer Executing Trade Piper Jaffray
% of Offering  purchased by firm 1.42%
Syndicate Members J.P. Morgan / Piper Jaffray / Leerink Partners / Wedbush PacGrow Life Sciences
Fund JPMorgan Small Cap Core Fund
Trade Date 7/24/2014
Issuer Intersect ENT, Inc. (XENT) IPO
Cusip 46071F10
Shares 8,700
Offering Price $11.000
Spread $0.770
Cost $95,700
Dealer Executing Trade Piper Jaffray
% of Offering  purchased by firm 1.42%
Syndicate Members J.P. Morgan / Piper Jaffray / Leerink Partners / Wedbush PacGrow Life Sciences
Fund JPMorgan US Small Company Fund
Trade Date 7/24/2014
Issuer Intersect ENT, Inc. (XENT) IPO
Cusip 46071F10
Shares 6,900
Offering Price $11.000
Spread $0.770
Cost $75,900
Dealer Executing Trade Piper Jaffray
% of Offering  purchased by firm 1.42%
Syndicate Members J.P. Morgan / Piper Jaffray / Leerink Partners / Wedbush PacGrow Life Sciences
Fund JPMorgan Diversified Fund
Trade Date 7/30/2014
Issuer Catalent, Inc. (CTLT) IPO
Cusip 14880610
Shares 2,500
Offering Price $20.500
Spread $1.030
Cost $51,250
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 5.62%
Syndicate Members Morgan Stanley / J.P. Morgan / BofA Merrill Lynch / Goldman, Sachs & Co. / Jefferies / Deutsche Bank Securities / Blackstone Capital Markets / Piper Jaffray / Raymond James / Wells Fargo Securities / William Blair / Evercore
Fund JPMorgan Small Cap Core Fund
Trade Date 7/30/2014
Issuer Catalent, Inc. (CTLT) IPO
Cusip 14880610
Shares 51,000
Offering Price $20.500
Spread $1.030
Cost $1,045,500
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 5.62%
Syndicate Members Morgan Stanley / J.P. Morgan / BofA Merrill Lynch / Goldman, Sachs & Co. / Jefferies / Deutsche Bank Securities / Blackstone Capital Markets / Piper Jaffray / Raymond James / Wells Fargo Securities / William Blair / Evercore
Fund JPMorgan Small Cap Equity Fund
Trade Date 7/30/2014
Issuer Catalent, Inc. (CTLT) IPO
Cusip 14880610
Shares 1,773,100
Offering Price $20.500
Spread $1.030
Cost $36,348,550
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 5.62%
Syndicate Members Morgan Stanley / J.P. Morgan / BofA Merrill Lynch / Goldman, Sachs & Co. / Jefferies / Deutsche Bank Securities / Blackstone Capital Markets / Piper Jaffray / Raymond James / Wells Fargo Securities / William Blair / Evercore
Fund JPMorgan US Small Company Fund
Trade Date 7/30/2014
Issuer Catalent, Inc. (CTLT) IPO
Cusip 14880610
Shares 40,600
Offering Price $20.500
Spread $1.030
Cost $832,300
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 5.62%
Syndicate Members Morgan Stanley / J.P. Morgan / BofA Merrill Lynch / Goldman, Sachs & Co. / Jefferies / Deutsche Bank Securities / Blackstone Capital Markets / Piper Jaffray / Raymond James / Wells Fargo Securities / William Blair / Evercore
Fund JPMorgan Diversified Fund
Trade Date 7/31/2014
Issuer HealthEquity, Inc. (HQY) IPO
Cusip 42226A10
Shares 500
Offering Price $14.000
Spread $0.980
Cost $7,000
Dealer Executing Trade Wells Fargo Securities
% of Offering  purchased by firm 3.15%
Syndicate Members J.P. Morgan / Wells Fargo Securities / Raymond James / Baird / SunTrust Robinson Humphrey
Fund JPMorgan Small Cap Core Fund
Trade Date 7/31/2014
Issuer HealthEquity, Inc. (HQY) IPO
Cusip 42226A10
Shares 10,100
Offering Price $14.000
Spread $0.980
Cost $141,400
Dealer Executing Trade Wells Fargo Securities
% of Offering  purchased by firm 3.15%
Syndicate Members J.P. Morgan / Wells Fargo Securities / Raymond James / Baird / SunTrust Robinson Humphrey
Fund JPMorgan Small Cap Equity Fund
Trade Date 7/31/2014
Issuer HealthEquity, Inc. (HQY) IPO
Cusip 42226A10
Shares 183,100
Offering Price $14.000
Spread $0.980
Cost $2,563,400
Dealer Executing Trade Wells Fargo Securities
% of Offering  purchased by firm 3.15%
Syndicate Members J.P. Morgan / Wells Fargo Securities / Raymond James / Baird / SunTrust Robinson Humphrey
Fund JPMorgan US Small Company Fund
Trade Date 7/31/2014
Issuer HealthEquity, Inc. (HQY) IPO
Cusip 42226A10
Shares 8,000
Offering Price $14.000
Spread $0.980
Cost $112,000
Dealer Executing Trade Wells Fargo Securities
% of Offering  purchased by firm 3.15%
Syndicate Members J.P. Morgan / Wells Fargo Securities / Raymond James / Baird / SunTrust Robinson Humphrey
Fund JPMorgan Small Cap Core Fund
Trade Date 8/8/2014
Issuer Ryerson Holding Corporation (RYI) Secondary
Cusip 78375410
Shares 51,900
Offering Price $11.000
Spread $0.660
Cost $570,900
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.76%
Syndicate Members BofA Merrill Lynch / Deutsche Bank Securities / BMO Capital Markets / J.P. Morgan / Jefferies / Wells Fargo Securities / KeyBanc Capital Markets / Citigroup / Stephens Inc. / Macquarie Capital / Evercore
Fund JPMorgan Access Balanced Fund
Trade Date 9/18/2014
Issuer Alibaba Group Holding Limited (BABA) IPO
Cusip 01609W10
Shares 3,603
Offering Price $68.000
Spread $0.816
Cost $245,004
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 0.15%
Syndicate Members Credit Suisse / Deutsche Bank / Goldman Sachs / J.P. Morgan / Morgan Stanley / Citi / BOCI / CICC / CLSA / DBS Bank / HSBC / Mizuho / Pacific Crest / Stifel / Wells Fargo / BNP Paribas / Evercore / Raymond James / SunTrust Robinson Humphrey
Fund JPMorgan Access Growth Fund
Trade Date 9/18/2014
Issuer Alibaba Group Holding Limited (BABA) IPO
Cusip 01609W10
Shares 3,755
Offering Price $68.000
Spread $0.816
Cost $255,340
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 0.15%
Syndicate Members Credit Suisse / Deutsche Bank / Goldman Sachs / J.P. Morgan / Morgan Stanley / Citi / BOCI / CICC / CLSA / DBS Bank / HSBC / Mizuho / Pacific Crest / Stifel / Wells Fargo / BNP Paribas / Evercore / Raymond James / SunTrust Robinson Humphrey
Fund JPMorgan Diversified Fund
Trade Date 9/23/2014
Issuer Citizens  Financial Group, Inc. (CFG) IPO
Cusip 17461010
Shares 17,100
Offering Price $21.500
Spread $0.409
Cost $367,650
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 5.53%
Syndicate Members Morgan Stanley / Goldman, Sachs & Co. / J.P. Morgan / Barclays / Citigroup / Deutsche Bank Securities / RBS / Wells Fargo Securities / Credit Suisse / UBS Investment Bank / Jefferies / Keefe, Bruyette, & Woods / Oppenheimer & Co. / RBC Capital Markets / A Stifel Company, Sandler O'Neill + Partners, L.P. / Evercore / ING / Sanford C. Bernstein / Guggenheim Securities / Lebenthal Capital Markets / The Williams Capital Group, L.P.
Fund JPMorgan Mid Cap Equity Fund
Trade Date 9/23/2014
Issuer Citizens  Financial Group, Inc. (CFG) IPO
Cusip 17461010
Shares 317,200
Offering Price $21.500
Spread $0.409
Cost $6,819,800
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 5.53%
Syndicate Members Morgan Stanley / Goldman, Sachs & Co. / J.P. Morgan / Barclays / Citigroup / Deutsche Bank Securities / RBS / Wells Fargo Securities / Credit Suisse / UBS Investment Bank / Jefferies / Keefe, Bruyette, & Woods / Oppenheimer & Co. / RBC Capital Markets / A Stifel Company, Sandler O'Neill + Partners, L.P. / Evercore / ING / Sanford C. Bernstein / Guggenheim Securities / Lebenthal Capital Markets / The Williams Capital Group, L.P.
Fund JPMorgan Value Advantage Fund
Trade Date 9/23/2014
Issuer Citizens  Financial Group, Inc. (CFG) IPO
Cusip 17461010
Shares 1,844,400
Offering Price $21.500
Spread $0.409
Cost $39,654,600
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 5.53%
Syndicate Members Morgan Stanley / Goldman, Sachs & Co. / J.P. Morgan / Barclays / Citigroup / Deutsche Bank Securities / RBS / Wells Fargo Securities / Credit Suisse / UBS Investment Bank / Jefferies / Keefe, Bruyette, & Woods / Oppenheimer & Co. / RBC Capital Markets / A Stifel Company, Sandler O'Neill + Partners, L.P. / Evercore / ING / Sanford C. Bernstein / Guggenheim Securities / Lebenthal Capital Markets / The Williams Capital Group, L.P.
Fund JPMorgan Diversified Fund
Trade Date 10/2/2014
Issuer VWR Corporation (VWR) IPO
Cusip 91843L10
Shares 1,400
Offering Price $21.000
Spread $1.155
Cost $29,400
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.93%
Syndicate Members BofA Merrill Lynch / Goldman, Sachs & Co. / J.P. Morgan / Barclays / Deutsche Bank Securities / Citigroup / Jefferies / William Blair / Cowen and Company / Mizuho Securities / SMBC Nikko / Drexel Hamilton / Loop Capital Markets
Fund JPMorgan Small Cap Core Fund
Trade Date 10/2/2014
Issuer VWR Corporation (VWR) IPO
Cusip 91843L10
Shares 27,700
Offering Price $21.000
Spread $1.155
Cost $581,700
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.93%
Syndicate Members BofA Merrill Lynch / Goldman, Sachs & Co. / J.P. Morgan / Barclays / Deutsche Bank Securities / Citigroup / Jefferies / William Blair / Cowen and Company / Mizuho Securities / SMBC Nikko / Drexel Hamilton / Loop Capital Markets
Fund JPMorgan US Small Company Fund
Trade Date 10/2/2014
Issuer VWR Corporation (VWR) IPO
Cusip 91843L10
Shares 23,900
Offering Price $21.000
Spread $1.155
Cost $501,900
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.93%
Syndicate Members BofA Merrill Lynch / Goldman, Sachs & Co. / J.P. Morgan / Barclays / Deutsche Bank Securities / Citigroup / Jefferies / William Blair / Cowen and Company / Mizuho Securities / SMBC Nikko / Drexel Hamilton / Loop Capital Markets
Fund JPMorgan Diversified Fund
Trade Date 10/3/2014
Issuer FMSA Holdings Inc. (FMSA) IPO
Cusip 30255X10
Shares 1,600
Offering Price $16.000
Spread $0.840
Cost $25,600
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 1.32%
Syndicate Members Morgan Stanley / Wells Fargo Securities / Barclays / Goldman, Sachs & Co. / Jefferies / J.P. Morgan / KeyBanc Capital Markets / RBC Capital Markets / Baird / Cowen and Company / PNC Capital Markets LLC / Raymond James / Scotiabank / Howard Weil / Simmons & Company International / Tudor, Pickering, Holt & Co.
Fund JPMorgan Small Cap Core Fund
Trade Date 10/3/2014
Issuer FMSA Holdings Inc. (FMSA) IPO
Cusip 30255X10
Shares 47,700
Offering Price $16.000
Spread $0.840
Cost $763,200
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 1.32%
Syndicate Members Morgan Stanley / Wells Fargo Securities / Barclays / Goldman, Sachs & Co. / Jefferies / J.P. Morgan / KeyBanc Capital Markets / RBC Capital Markets / Baird / Cowen and Company / PNC Capital Markets LLC / Raymond James / Scotiabank / Howard Weil / Simmons & Company International / Tudor, Pickering, Holt & Co.
Fund JPMorgan US Small Company Fund
Trade Date 10/3/2014
Issuer FMSA Holdings Inc. (FMSA) IPO
Cusip 30255X10
Shares 27,700
Offering Price $16.000
Spread $0.840
Cost $443,200
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 1.32%
Syndicate Members Morgan Stanley / Wells Fargo Securities / Barclays / Goldman, Sachs & Co. / Jefferies / J.P. Morgan / KeyBanc Capital Markets / RBC Capital Markets / Baird / Cowen and Company / PNC Capital Markets LLC / Raymond James / Scotiabank / Howard Weil / Simmons & Company International / Tudor, Pickering, Holt & Co.
Fund JPMorgan Diversified Fund
Trade Date 10/8/2014
Issuer HubSpot, Inc. (HUBS) IPO
Cusip 44357310
Shares 1,500
Offering Price $25.000
Spread $1.750
Cost $37,500
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 5.61%
Syndicate Members Morgan Stanley / J.P. Morgan / UBS Investment Bank / Pacific Crest Securities / Canaccord Genuity / Raymond James
Fund JPMorgan Dynamic Small Cap Growth Fund
Trade Date 10/8/2014
Issuer HubSpot, Inc. (HUBS) IPO
Cusip 44357310
Shares 41,400
Offering Price $25.000
Spread $1.750
Cost $1,035,000
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 5.61%
Syndicate Members Morgan Stanley / J.P. Morgan / UBS Investment Bank / Pacific Crest Securities / Canaccord Genuity / Raymond James
Fund JPMorgan Small Cap Core Fund
Trade Date 10/8/2014
Issuer HubSpot, Inc. (HUBS) IPO
Cusip 44357310
Shares 30,600
Offering Price $25.000
Spread $1.750
Cost $765,000
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 5.61%
Syndicate Members Morgan Stanley / J.P. Morgan / UBS Investment Bank / Pacific Crest Securities / Canaccord Genuity / Raymond James
Fund JPMorgan US Small Company Fund
Trade Date 10/8/2014
Issuer HubSpot, Inc. (HUBS) IPO
Cusip 44357310
Shares 26,600
Offering Price $25.000
Spread $1.750
Cost $665,000
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 5.61%
Syndicate Members Morgan Stanley / J.P. Morgan / UBS Investment Bank / Pacific Crest Securities / Canaccord Genuity / Raymond James
Fund JPMorgan Diversified Fund
Trade Date 10/30/2014
Issuer Boot Barn Holdings, Inc. (BOOT) IPO
Cusip 9940610
Shares 200
Offering Price $16.000
Spread $1.120
Cost $3,200
Dealer Executing Trade Jefferies
% of Offering  purchased by firm 0.75%
Syndicate Members J.P. Morgan / Piper Jaffray / Jefferies / Wells Fargo Securities / Baird
Fund JPMorgan Small Cap Core Fund
Trade Date 10/30/2014
Issuer Boot Barn Holdings, Inc. (BOOT) IPO
Cusip 9940610
Shares 5,900
Offering Price $16.000
Spread $1.120
Cost $94,400
Dealer Executing Trade Jefferies
% of Offering  purchased by firm 0.75%
Syndicate Members J.P. Morgan / Piper Jaffray / Jefferies / Wells Fargo Securities / Baird
Fund JPMorgan US Small Company Fund
Trade Date 10/30/2014
Issuer Boot Barn Holdings, Inc. (BOOT) IPO
Cusip 9940610
Shares 2,700
Offering Price $16.000
Spread $1.120
Cost $43,200
Dealer Executing Trade Jefferies
% of Offering  purchased by firm 0.75%
Syndicate Members J.P. Morgan / Piper Jaffray / Jefferies / Wells Fargo Securities / Baird
Fund JPMorgan Dynamic Small Cap Growth Fund
Trade Date 11/6/2014
Issuer Coherus BioSciences, Inc. (CHRS) IPO
Cusip 19249H103
Shares 103,400
Offering Price $13.500
Spread $0.945
Cost $1,395,900
Dealer Executing Trade Credit Suisse
% of Offering  purchased by firm 6.46%
Syndicate Members J.P. Morgan / Credit Suisse / Cowen and Company
Fund JPMorgan Diversified Fund
Trade Date 11/6/2014
Issuer Nevro Corp. (NVRO) IPO
Cusip 64157F103
Shares 1,700
Offering Price $18.000
Spread $1.260
Cost $30,600
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 4.21%
Syndicate Members J.P. Morgan / Morgan Stanley / Leerink Partners / JMP Securities
Fund JPMorgan Dynamic Small Cap Growth Fund
Trade Date 11/6/2014
Issuer Nevro Corp. (NVRO) IPO
Cusip 64157F103
Shares 50,600
Offering Price $18.000
Spread $1.260
Cost $910,800
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 4.21%
Syndicate Members J.P. Morgan / Morgan Stanley / Leerink Partners / JMP Securities
Fund JPMorgan Small Cap Core Fund
Trade Date 11/6/2014
Issuer Nevro Corp. (NVRO) IPO
Cusip 64157F103
Shares 32,800
Offering Price $18.000
Spread $1.260
Cost $590,400
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 4.21%
Syndicate Members J.P. Morgan / Morgan Stanley / Leerink Partners / JMP Securities
Fund JPMorgan US Small Company Fund
Trade Date 11/6/2014
Issuer Nevro Corp. (NVRO) IPO
Cusip 64157F103
Shares 29,800
Offering Price $18.000
Spread $1.260
Cost $536,400
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 4.21%
Syndicate Members J.P. Morgan / Morgan Stanley / Leerink Partners / JMP Securities
Fund JPMorgan Access Balanced Fund
Trade Date 11/14/2014
Issuer Premier, Inc. (PINC) Secondary
Cusip 74051N102
Shares 400
Offering Price $32.350
Spread $1.860
Cost $12,940
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.02%
Syndicate Members J.P. Morgan / BofA Merrill Lynch / Wells Fargo Securities / Citigroup / Raymond James / SunTrust Robinson Humphrey / William Blair
Fund JPMorgan Access Growth Fund
Trade Date 11/14/2014
Issuer Premier, Inc. (PINC) Secondary
Cusip 74051N102
Shares 400
Offering Price $32.350
Spread $1.860
Cost $12,940
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.02%
Syndicate Members J.P. Morgan / BofA Merrill Lynch / Wells Fargo Securities / Citigroup / Raymond James / SunTrust Robinson Humphrey / William Blair
Fund Security Capital US Core Real Estate Fund
Trade Date 11/18/2014
Issuer Paramount Group, Inc. (PGRE) IPO
Cusip 69924R108
Shares 5,550
Offering Price $17.500
Spread $0.788
Cost $97,125
Dealer Executing Trade Wells Fargo Securities
% of Offering  purchased by firm 0.54%
Syndicate Members BofA Merrill Lynch / Morgan Stanley / Wells Fargo Securities / Deutsche Bank Securities / Citigroup / Credit Suisse / Goldman, Sachs & Co. / J.P. Morgan / RBC Capital Markets / UBS Investment Bank
Fund JPMorgan Diversified Fund
Trade Date 12/11/2014
Issuer New Relic, Inc. (NEWR) IPO
Cusip 64829B100
Shares 700
Offering Price $23.000
Spread $1.610
Cost $16,100
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 1.52%
Syndicate Members Morgan Stanley / J.P. Morgan / Allen & Company LLC / UBS Investment Bank / JMP Securities / Raymond James
Fund JPMorgan Dynamic Small Cap Growth Fund
Trade Date 12/11/2014
Issuer New Relic, Inc. (NEWR) IPO
Cusip 64829B100
Shares 11,300
Offering Price $23.000
Spread $1.610
Cost $259,900
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 1.52%
Syndicate Members Morgan Stanley / J.P. Morgan / Allen & Company LLC / UBS Investment Bank / JMP Securities / Raymond James
Fund JPMorgan Small Cap Core Fund
Trade Date 12/11/2014
Issuer New Relic, Inc. (NEWR) IPO
Cusip 64829B100
Shares 12,600
Offering Price $23.000
Spread $1.610
Cost $289,800
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 1.52%
Syndicate Members Morgan Stanley / J.P. Morgan / Allen & Company LLC / UBS Investment Bank / JMP Securities / Raymond James
Fund JPMorgan US Small Company Fund
Trade Date 12/11/2014
Issuer New Relic, Inc. (NEWR) IPO
Cusip 64829B100
Shares 11,900
Offering Price $23.000
Spread $1.610
Cost $273,700
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 1.52%
Syndicate Members Morgan Stanley / J.P. Morgan / Allen & Company LLC / UBS Investment Bank / JMP Securities / Raymond James
Fund JPMorgan Diversified Fund
Trade Date 12/12/2014
Issuer Connecture, Inc. (CNXR) IPO
Cusip 20786J106
Shares 1,200
Offering Price $8.000
Spread $0.560
Cost $9,600
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 1.03%
Syndicate Members Morgan Stanley / J.P. Morgan / Wells Fargo Securities / Raymond James / William Blair
Fund JPMorgan Small Cap Core Fund
Trade Date 12/12/2014
Issuer Connecture, Inc. (CNXR) IPO
Cusip 20786J106
Shares 23,100
Offering Price $8.000
Spread $0.560
Cost $184,800
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 1.03%
Syndicate Members Morgan Stanley / J.P. Morgan / Wells Fargo Securities / Raymond James / William Blair
Fund JPMorgan US Small Company Fund
Trade Date 12/12/2014
Issuer Connecture, Inc. (CNXR) IPO
Cusip 20786J106
Shares 22,200
Offering Price $8.000
Spread $0.560
Cost $177,600
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 1.03%
Syndicate Members Morgan Stanley / J.P. Morgan / Wells Fargo Securities / Raymond James / William Blair
Fund JPMorgan Dynamic Small Cap Growth Fund
Trade Date 12/16/2014
Issuer On Deck Capital, Inc. (ONDK) IPO
Cusip 682163100
Shares 80,400
Offering Price $20.000
Spread $1.400
Cost $1,608,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.76%
Syndicate Members Morgan Stanley / BofA Merrill Lynch / J.P. Morgan / Deutsche Bank Securities / Jefferies / Raymond James / Stifel / Needham & Company

Fund JPMorgan Diversified Fund
Trade Date 7/14/14
Issuer Bank of Nova Scotai (BNS 2.80% June 21, 2021)
Cusip 064159FL
Bonds 315,000
Offering Price $99.767
Spread 0.40%
Cost $314,266
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 0.79%
Syndicate Members Barclays, Deutsche Bank, JPMorgan, BofA Merrill Lynch, Scotia Capital, Citigroup, Goldman Sachs, Morgan Stanley, Wells Fargo
Fund JPMorgan Diversified Fund
Trade Date 7/14/14
Issuer Bed Bath & Beyond Inc (BBBY 3.749% August 1, 2024)
Cusip 075896AA
Bonds 37,000
Offering Price $99.999
Spread 0.45%
Cost $37,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.00%
Syndicate Members JPMorgan, Morgan Stanley, Wells fargo, Goldman Sachs, RBC, Santander
Fund JPMorgan Diversified Fund
Trade Date 7/23/14
Issuer EBAY Inc (EBAY 2.875% August 1, 2021)
Cusip 278642AK
Bonds 62,000
Offering Price $99.779
Spread 0.40%
Cost $61,863
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.41%
Syndicate Members Citigroup, JPMorgan, Wells fargo, Barclays, BNP Paribas, BNY Mellon, Credit Suisse, HSBC, Mitsubishi UFJ, RBC, RBS, Standard Chatered, Williams Capital
Fund JPMorgan Diversified Fund
Trade Date 8/4/14
Issuer American Tower Corporation (AMT 3.45% September 15, 2021)
Cusip 03027XAE
Bonds 165,000
Offering Price $99.416
Spread 0.63%
Cost $164,036
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.35%
Syndicate Members BofA Merrill Lynch, Citigroup, JPMorgan, Mizuho, Morgan Stanley, BNP Paribas, Credeit Agricole, EA Markets, Goldman Sachs, HSBC, RBC, RBS, Santander, TD Securities, BBVA, Credit Suisse, SMBC Nikko, SunTrust
Fund JPMorgan Diversified Fund
Trade Date 8/6/14
Issuer Synchrony Financial (SYF 3.75% August 15, 2021)
Cusip 87165BAC
Bonds 70,000
Offering Price $99.822
Spread 0.53%
Cost $69,875
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.93%
Syndicate Members BofA Merrill Lynch, Barclays, Citigroup, Credit Suisse, Deutsche bank, Goldman Sachs, JPMorgan, Morgan Stanley, Banco Santander, BNP Paribas, HSBC, Mizuho, MUFG Union Bank, RBC, RBS, SMBC Nikko, Societe Generale, Banca IMI, BBVA, Blaylock Beal Van LLC, CastleOak, Commerzbank, Credit Agricole, Fifth Third, ING, Lebenthal, Loop Capital, Mischler, Samuel A Ramirez
Fund JPMorgan Diversified Fund
Trade Date 8/6/14
Issuer Synchrony Financial (SYF 4.25% August 15, 2024)
Cusip 87165BAD
Bonds 80,000
Offering Price $99.806
Spread 0.55%
Cost $79,845
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.59%
Syndicate Members BofA Merrill Lynch, Barclays, Citigroup, Credit Suisse, Deutsche bank, Goldman Sachs, JPMorgan, Morgan Stanley, Banco Santander, BNP Paribas, HSBC, Mizuho, MUFG Union Bank, RBC, RBS, SMBC Nikko, Societe Generale, Banca IMI, BBVA, Blaylock Beal Van LLC, CastleOak, Commerzbank, Credit Agricole, Fifth Third, ING, Lebenthal, Loop Capital, Mischler, Samuel A Ramirez
Fund JPMorgan Diversified Fund
Trade Date 8/13/14
Issuer Caterpillar Financial Services Corporation (CAT 1.25% August 18, 2017)
Cusip 14912L6D
Bonds 320,000
Offering Price $99.950
Spread 0.25%
Cost $319,840
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.77%
Syndicate Members Barclays, Citigroup, JPMorgan, ANZ, BBVA, BNP Paibas, Deutsche Bank, HSBC, Lloyds, Loop Caital, RBC, TD Securities, US Bancorp, Williams Capital
Fund JPMorgan Diversified Fund
Trade Date 9/2/14
Issuer The Bank of Tokyo-Mitsubishi JFJ, Ltd (MUFG 2.35% September 8, 2019 144A)
Cusip 064255BC
Bonds 240,000
Offering Price $99.967
Spread 0.35%
Cost $239,921
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.51%
Syndicate Members Citigroup, BofA Merrill Lynch, Mitsubishi UFJ, Morgan Stanley, JPMOrgan, Barcalys, BNP Paribas, Deutsche Bank, HSBC, RBS
Fund JPMorgan Diversified Fund
Trade Date 9/2/14
Issuer Florida Power & Light Company (NEE 4.05% October 1, 2044)
Cusip 341081FL
Bonds 100,000
Offering Price $99.670
Spread 0.88%
Cost $99,670
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.46%
Syndicate Members JPMorgan, Mizuho, Morgan Stanley, RBC, RBS, UBS, BBVA, CIBC, DNB Markets, KeyBanc, Regions, Williams Capital
Fund JPMorgan Diversified Fund
Trade Date 9/2/14
Issuer Marathon Petroleum Corporation (MPC 4.75% September 15, 2044)
Cusip 56585AAH
Bonds 100,000
Offering Price $98.862
Spread 0.88%
Cost $98,862
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 1.97%
Syndicate Members Barclays, Citigroup, JPMorgan, BofA Merrill Lynch, Mitsubishi UFJ, Morgan Stanley, RBS, Deutche Bank, Fifth Third, UBS, US bancorp, Wells Fargo
Fund JPMorgan Diversified Fund
Trade Date 9/2/14
Issuer Plains All American Pipeline (PAA 3.60% November 1, 2024)
Cusip 72650RBF
Bonds 105,000
Offering Price $99.842
Spread 0.65%
Cost $104,834
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.95%
Syndicate Members Barclays, BNP Paribas, DNB Markets, JPMorgan, BofA Merrill Lynch, Mizuho, BBVA, BMO Capital, CIBC World, Fifth Third, ING, Regions, SG Americas, SMBC Nikko, US bancorp
Fund JPMorgan Diversified Fund
Trade Date 9/8/14
Issuer Kinder Morgan Energy Partners, L.P. (KMP 5.40% September 1, 2044)
Cusip 494550BW
Bonds 115,000
Offering Price $99.604
Spread 0.75%
Cost $114,545
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 6.36%
Syndicate Members Citigroup, Credit Suisse, DNB Nor Markets, JPMorgan, Mizuho, Morgan Syanley, SunTrust, UBS, BBVA, CIBC World, ING, Natixis, Scotia Capital
Fund JPMorgan Diversified Fund
Trade Date 9/9/14
Issuer British Sky Broadcasting (BSY 3.75% September 16, 2024 144A)
Cusip 111013AL
Bonds 200,000
Offering Price $99.620
Spread 0.45%
Cost $199,240
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.39%
Syndicate Members Bank of China, Barclays, BNP Paribas, DNB Markets, HSBC, JPMorgan, Lloyds, Mitsubishi UFJ, Mizuho, Morgan Stanley, RBS, Santander, SMBC Nikko, Societe Generale, Unicredit
Fund JPMorgan Diversified Fund
Trade Date 9/16/14
Issuer Humana Inc (HUM 4.95% October 1, 2044)
Cusip 444859BE
Bonds 100,000
Offering Price $99.518
Spread 0.88%
Cost $99,518
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.31%
Syndicate Members lays, JPMoergan, BofA Merrill Lynch, Wells Fargo, BB&T, BNY Mellon, Citigroup, Credit Suisse, Fifth Third, Goldman Sachs, Morgan Stanley, PNC, UMB Financial, US Bancorp
Fund JPMorgan Diversified Fund
Trade Date 9/16/14
Issuer Realty Income Corporation (O 4.125% October 15, 2026)
Cusip 756109AR
Bonds 135,000
Offering Price $99.499
Spread 0.68%
Cost $134,324
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.79%
Syndicate Members BNY Mellon, Citigroup, JPMorgan, BofA Merrill Lynch, RBC, Regions, USBancorp, Wells Fargo, Morgan Stanley, BB&T, BBVA, Mitsubishi UFJ, PNC, Capital One, Comerica, Evercore Partners, Mizuho, Moelis & Co, Raymond James, SMBC Nikko, TAP Advisors
Fund JPMorgan Diversified Fund
Trade Date 9/16/14
Issuer WPP Finance 2010 (WPPLN 3.75% September 19, 2024)
Cusip 92936MAF
Bonds 220,000
Offering Price $98.029
Spread 0.45%
Cost $215,664
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.27%
Syndicate Members Citigroup, Goldman Sachs, HSBC, JPMorgan, Wells Fargo
Fund JPMorgan Diversified Fund
Trade Date 9/17/14
Issuer Alcoa Inc (AA 5.125% October 1, 2024)
Cusip 013817AW
Bonds 60,000
Offering Price $100.000
Spread 1.00%
Cost $60,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.65%
Syndicate Members Citigroup, Credit Suisse, Goldman Sachs, JPMorgan, Morgan Stanley, ANZ Securities, Banca IMI, Banco do Brasil, BNY Mello, BBVA, BNP Paribas, Bradesco Securities, Credit Agricole, Mitsubishi UFJ, Mizuho, PNC, RBC, RBS, Sandler O"Neill, SMBC, TD Securities, US bancorp, Williams Capital
Fund JPMorgan Diversified Fund
Trade Date 9/22/14
Issuer Niagara Mohawk Power (NGGLN 3.508% October 1, 2024 144A)
Cusip 65364UAK
Bonds 145,000
Offering Price $99.999
Spread 0.40%
Cost $144,999
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 2.57%
Syndicate Members Goldman sachs, JPMorgan, Lloyds, Mizuho, Wells fargo, Bank of China, BBVA, BNP Paribas, BNY Mellon, ING, Mitsubishi UFJ, RBC, RBS, TD Securities, UBS, UniCredit
Fund JPMorgan Diversified Fund
Trade Date 10/1/14
Issuer Bayer US Finance LLC (BAYNGR 3.375% October 8, 2024 144A)
Cusip 07274EAG
Bonds 200,000
Offering Price $99.011
Spread 0.45%
Cost $198,022
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.05%
Syndicate Members Banco Santander, BofA Merrill Lynch, Barclays, BBVA, BNP Paribas, Citigroup, Commerzbank. Credit Agricole, Credit Suisse, Deutsche bank, Goldman Sachs, HSBC, JPMorgan, Mitsubishi UFJ, Mizuho, RBS, SMBC Nikko, Societe Generale, UniCredit
Fund JPMorgan Diversified Fund
Trade Date 10/2/14
Issuer Enterprise Products Operating LLC (EPD 3.75% February 15, 2025)
Cusip 29379VBE
Bonds 75,000
Offering Price $99.681
Spread 0.65%
Cost $74,761
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.52%
Syndicate Members BofA Merrill Lynch, Citigroup, DNB Bank, JPMorgan, Morgan Stanley, RBS, Scotia, UBS, Mitsubishi UFJ, Barclays, BBVA, Credit Suisse, Deutsche bank, Mizuho, Sumitomo, SunTrust, US bancorp, Wells Fargo
Fund JPMorgan Diversified Fund
Trade Date 10/17/14
Issuer Bank of America Corporation, Series L 2014 (BAC 4.25% October 22, 2026)
Cusip 06051GFL
Bonds 95,000
Offering Price $99.517
Spread 0.50%
Cost $94,541
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.36%
Syndicate Members BofA Merrill Lynch, Blaylock Robert Van, ANZ, Banca IMI, BBVA, Capital One, Danske Markets, Deutsche bank, Goldman Sachs, Huntington, ING, JPMorgan, Lloyds, Mizuho, nab securities, Natixis, Rabo Securities, RBS, RBC, Santander, Scotia Capital, SMBC Nikko, Standard Chartered, Wells Fargo, Muriel Siebert & Co
Fund JPMorgan Diversified Fund
Trade Date 10/17/14
Issuer Pepsico Inc (PEP 4.25% October 22, 2044)
Cusip 713448CQ
Bonds 60,000
Offering Price $99.865
Spread 0.85%
Cost $59,919
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.99%
Syndicate Members Goldman Sachs, JPMorgan, BofA Merrill Lynch, BBVA, Morgan Stanley, Muriel Siebert & Co, SG Americas, TD Securities, UBS US Bancorp, William Capital
Fund JPMorgan Diversified Fund
Trade Date 10/22/14
Issuer Omnicom Group Inc (OMC 3.65% November 1, 2024)
Cusip 681919BA
Bonds 125,000
Offering Price $99.684
Spread 0.65%
Cost $124,605
Dealer Executing Trade HSBC Securities
% of Offering  purchased by firm 1.63%
Syndicate Members BNP Paribas, Citigroup, HSBC, JPMOrgan, Wells Fargo, ANZ, Mitsubishi UFJ, Bank of Ireland, Barclays, BBVA, Comerica, Danske Bank, Deutsche Bank, ING, Intesa Sanpaolo, Key Capital, Lloyds, Mizuho, nabsecurities, PNC, RBC, Societe Generale, Sumitomo Bank, TD Securities, Unicredit, US Bancorp, Williams capital
Fund JPMorgan Diversified Fund
Trade Date 10/22/14
Issuer Verizon Communications Inc. (VZ 3.50% November 1, 2024)
Cusip 92343VCR
Bonds 270,000
Offering Price $99.340
Spread 0.45%
Cost $268,218
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.29%
Syndicate Members Citigroup, Deutsche Bank, JPMorgan, Mizuho, Morgan Stanley, RBS, Wells Fargo, BNY Mellon, catleOak, CL King, Drexel hamilton, Lebenthal, Loop Capital, US Bancorp
Fund JPMorgan Diversified Fund
Trade Date 10/23/14
Issuer Textron Inc (TXT 3.875% March 1, 2025)
Cusip 883203BV
Bonds 90,000
Offering Price $99.903
Spread 0.65%
Cost $89,913
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.89%
Syndicate Members BofA Merrill Lynch, Morgan Stanley, Mitsubishi UFJ, SMBC Nikko, US Bancorp, BNY Mellon, Citigroup, Fifth Third, Goldman Sachs, JPMorgan, PNC, Wells Fargo, William Capital
Fund JPMorgan Diversified Fund
Trade Date 10/30/14
Issuer BP Capital Markets Plc (BPLN 2.521% January 15, 2020)
Cusip 05565QCT
Bonds 80,000
Offering Price $100.000
Spread 0.17%
Cost $80,000
Dealer Executing Trade BNP Paribas Securities
% of Offering  purchased by firm 1.29%
Syndicate Members Barclays, BNP Paribas, HSBC, JPMorgan, Morgan Stanley
Fund JPMorgan Diversified Fund
Trade Date 10/30/14
Issuer Toronto-Dominion Bank (TD 2.25% November 5, 2019)
Cusip 89114QAV
Bonds 165,000
Offering Price $99.821
Spread 0.35%
Cost $164,705
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.46%
Syndicate Members Goldman Sachs, JPMorgan, Morgan Stanley, TD Securities, Wells Fargo, Barclays, Desjardins Securities, Lloyds
Fund JPMorgan Diversified Fund
Trade Date 11/3/14
Issuer Aetna Inc (AET 3.50% November 15, 2024)
Cusip 00817YAQ1
Bonds 100,000
Offering Price $99.581
Spread 0.65%
Cost $99,581
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.29%
Syndicate Members Barclays, Citigroup, JPMOrgan, Wells Fargo, Credit Suisse, Goldman Sachs, BofA Merrill Lynch, Mitsubishi UFJ, Morgan Stanley, RBS, SunTrust, UBS, US bancorp
Fund JPMorgan Diversified Fund
Trade Date 11/4/14
Issuer General Motors Company (GM 5.20% April 1, 2045)
Cusip 37045VAJ
Bonds 105,000
Offering Price $99.266
Spread 0.88%
Cost $104,229
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.55%
Syndicate Members Barclays, Goldman Sachs, JPMorgan, BofA Merrill Lynch, Morgan Stanley, BNP Paribas, Citigroup, Credit Suisse, Deutsche Bank, Lloyds, RBS, RBC, Sandler O'Neill, TD Securities, Blaylock Beal Van, CL King, Commerz Markets, Greater pacific capital, Mischler, Mizuho, SG Americas
Fund JPMorgan Diversified Fund
Trade Date 11/5/14
Issuer NorthWestern Energy (NWE 4.176% November 15, 2044)
Cusip 668074AU1
Bonds 100,000
Offering Price $100.000
Spread 0.88%
Cost $100,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.48%
Syndicate Members BofA Merrill Lynch, Credit Suisse, JPMorgan, CIBC, Key Capital, Mitsubishi, RBC, US Bancorp
Fund JPMorgan Diversified Fund
Trade Date 11/6/14
Issuer Walgreens Boots Alliance, Inc. (WAG 2.70% November 18, 2019)
Cusip 931427AA6
Bonds 25,000
Offering Price $99.879
Spread 0.35%
Cost $24,970
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.42%
Syndicate Members BofA Merrill Lynch, Deutsche bank, Goldman Sachs, HSBC, JPMorgan, Morgan Stanley, Wells Fargo, Mitsubishi, RBS, SG Americas, UniCredit, US bancorp, BB&T, Fifth Third, Lloyds, Loop Capital, Mizuho, Samuel A Ramirez, SMBC Nikko, SunTrust
Fund JPMorgan Diversified Fund
Trade Date 11/6/14
Issuer Walgreens Boots Alliance, Inc. (WAG 4.80% November 18, 2044)
Cusip 931427AC2
Bonds 15,000
Offering Price $99.984
Spread 0.88%
Cost $14,998
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.30%
Syndicate Members BofA Merrill Lynch, Deutsche bank, Goldman Sachs, HSBC, JPMorgan, Morgan Stanley, Wells Fargo, Mitsubishi, RBS, SG Americas, UniCredit, US bancorp, BB&T, Fifth Third, Lloyds, Loop Capital, Mizuho, Samuel A Ramirez, SMBC Nikko, SunTrust
Fund JPMorgan Diversified Fund
Trade Date 11/6/14
Issuer Walgreens Boots Alliance, Inc. (WAG 3.30% November 18, 2021)
Cusip 931427AF5
Bonds 40,000
Offering Price $99.727
Spread 0.40%
Cost $39,891
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.88%
Syndicate Members BofA Merrill Lynch, Deutsche bank, Goldman Sachs, HSBC, JPMorgan, Morgan Stanley, Wells Fargo, Mitsubishi, RBS, SG Americas, UniCredit, US bancorp, BB&T, Fifth Third, Lloyds, Loop Capital, Mizuho, Samuel A Ramirez, SMBC Nikko, SunTrust
Fund JPMorgan Diversified Fund
Trade Date 11/6/14
Issuer Walgreens Boots Alliance (WAG 3.80% November 18, 2024)
Cusip 931427AH
Bonds 130,000
Offering Price $99.769
Spread 0.45%
Cost $324,249
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.33%
Syndicate Members BofA Merrill Lynch, Deutsche bank, Goldman Sachs, HSBC, JPMorgan, Morgan Stanley, Wells Fargo, Mitsubishi, RBS, SG Americas, UniCredit, US bancorp, BB&T, Fifth Third, Lloyds, Loop Capital, Mizuho, Samuel A Ramirez, SMBC Nikko, SunTrust
Fund JPMorgan Diversified Fund
Trade Date 11/10/14
Issuer Chevron Corporation (CVX 2.193% November 15, 2019)
Cusip 166764AN0
Bonds 250,000
Offering Price $100.000
Spread 0.17%
Cost $250,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.02%
Syndicate Members Barcalys, Goldman Sachs, JPMorgan, BofA merrill Lynch, Morgan Stanley, Wells fargo, BNP Paribas, Citigroup, Deutsche Bank, HSBC, Mitsubishi, Mizuho, RBC, RBS, SG Americas, Standard Chartered
Fund JPMorgan Diversified Fund
Trade Date 11/12/14
Issuer Gilead Sciences Inc (GILD 4.50% February 1, 2045)
Cusip 375558BA
Bonds 50,000
Offering Price $99.413
Spread 0.88%
Cost $49,707
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.07%
Syndicate Members Barclays, HSBC, JPMorgan, BofA Merrill Lynch, Goldman Sachs, Mitsubishi UFJ, Mizhuo, RBC, SMBC, US Bancorp, Wells fargo, Williams capiatl
Fund JPMorgan Diversified Fund
Trade Date 11/12/14
Issuer Volkswagen Group America (VW 2.45% November 20, 2019 144A)
Cusip 928668AH
Bonds 200,000
Offering Price $99.776
Spread 0.30%
Cost $199,552
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.84%
Syndicate Members Barclays, HSBC, Jpmorgan, Mizuho
Fund JPMorgan Diversified Fund
Trade Date 11/17/14
Issuer Albermarle Corporation (ALB 4.15% December 1, 2024)
Cusip 012725AC1
Bonds 130,000
Offering Price $99.658
Spread 0.65%
Cost $129,555
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.17%
Syndicate Members Jpmorgan, BofA merrilll lYnch, BNP Paribas, Mitsubishi UFJ, RBS, SMBC, HSBC, PNC, US bancorp, Williams Capital
Fund JPMorgan Diversified Fund
Trade Date 11/17/14
Issuer Dominion Resources Inc (D 4.70% December 1, 2044)
Cusip 25746UCC1
Bonds 165,000
Offering Price $99.632
Spread 0.88%
Cost $164,393
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.39%
Syndicate Members Deutsche Bank, JPMorgan, BofA merrill Lynch, RBC, Scotia Capital
Fund JPMorgan Diversified Fund
Trade Date 11/17/14
Issuer Duke Energy Progress Inc (DUK 4.15% December 1, 2044)
Cusip 26442RAD
Bonds 55,000
Offering Price $99.658
Spread 0.88%
Cost $54,812
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 2.55%
Syndicate Members BNP Paribas, Goldman Scahs, JPMorgan, Mitsubishi UFJ, Wells Fargo, Blaylock, BNY Melllon, CastleOak, Fifth Third, KeyBanc, Loop Capital, US bacnorp
Fund JPMorgan Diversified Fund
Trade Date 11/19/14
Issuer Boardwalk Pipelines LP (BWP 4.95% Decmeber 15, 2024)
Cusip 096630AD
Bonds 125,000
Offering Price $98.820
Spread 0.65%
Cost $123,525
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 3.92%
Syndicate Members Barclays, Citigroup, Deutsche Bank, JPMorgan, Mitsubishi UFJ, Wells Fargo, BB&T, BBVA, Fifth Third, Goldman Sachs, Mizuho, Morgan Stanley, RBC, UBS
Fund JPMorgan Diversified Fund
Trade Date 11/19/14
Issuer Consolidated Edison Company of New York, Inc. (ED 3.30% December 1, 2024)
Cusip 209111FE8
Bonds 120,000
Offering Price $99.653
Spread 0.65%
Cost $119,584
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 2.17%
Syndicate Members BNY Mellon, Citigroup, JPMorgan, KeyBanc, Mitsubishi, Mizuho, RBS, CIBC, Samuel A Ramirez, TD Securities, US bancorp, Williams Capital
Fund JPMorgan Diversified Fund
Trade Date 11/19/14
Issuer Consolidated Edison Company of New York, Inc. (ED 4.625% December 1, 2054)
Cusip 209111FF5
Bonds 85,000
Offering Price $99.745
Spread 0.88%
Cost $84,783
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 4.59%
Syndicate Members BNY Mellon, Citigroup, JPMorgan, KeyBanc, Mitsubishi, Mizuho, RBS, CIBC, Samuel A Ramirez, TD Securities, US bancorp, Williams Capital
Fund JPMorgan Diversified Fund
Trade Date 11/21/14
Issuer Caterpillar Financial Services Corporation (CAT 3.25% December 1, 2024)
Cusip 14912L6G1
Bonds 215,000
Offering Price $99.890
Spread 0.48%
Cost $214,764
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.48%
Syndicate Members BofA Merrill Lynch, JPMorgan, RBS, Societe Generale
Fund JPMorgan Diversified Fund
Trade Date 11/24/14
Issuer Kinder Morgan Inc. (KMI 3.05% December 1, 2019)
Cusip 49456BAE1
Bonds 95,000
Offering Price $99.797
Spread 0.35%
Cost $94,807
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 1.98%
Syndicate Members Barclays, Citigroup, Credit Suisse, Deutsche Bank, JPMorgan, BofA Merrill Lynch, Mitsubishi, RBC, RBS, Scotia Capital, Wells Fargo, CIBC, DNB Markets, Mizuho, Morgan Stanley, SG Americas, SunTrust, UBS
Fund JPMorgan Diversified Fund
Trade Date 11/24/14
Issuer Kinder Morgan Inc. (KMI 4.30% June 1, 2025)
Cusip 49456BAF8
Bonds 145,000
Offering Price $99.598
Spread 0.45%
Cost $144,417
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 0.86%
Syndicate Members Barclays, Citigroup, Credit Suisse, Deutsche Bank, JPMorgan, BofA Merrill Lynch, Mitsubishi, RBC, RBS, Scotia Capital, Wells Fargo, CIBC, DNB Markets, Mizuho, Morgan Stanley, SG Americas, SunTrust, UBS
Fund JPMorgan Diversified Fund
Trade Date 11/24/14
Issuer Perrigo Finance PLC (PRGO 3.50% December 15, 2021)
Cusip 714295AB8
Bonds 200,000
Offering Price $99.937
Spread 0.63%
Cost $199,874
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 0.54%
Syndicate Members Barclays, HSBC, JPMorgan, BofA Merrill Lynch, Wells Fargo, Citigroup, Credit Suisse, Fifth Third, Mizuho, PNC, RBS, Santander, SMBC Nikko, US bancorp
Fund JPMorgan Diversified
Trade Date 12/1/14
Issuer Medtronic Inc (MDT 3.15% March 15, 2022 144A)
Cusip 585055BL9
Bonds 195,000
Offering Price $99.791
Spread 0.40%
Cost $194,592
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.22%
Syndicate Members BofA Merrill Lynch, Deutsche Bank, JPMOrgan, UBS, Barclays, Citigroup, Morgan Stanley, RBS, HSBC, Mizuho, US Bancorp, Wells Fargo
Fund JPMorgan Diversified
Trade Date 12/1/14
Issuer Medtronic Inc (MDT 4.625% March 15, 2045 144A)
Cusip 585055BP
Bonds 95,000
Offering Price $99.732
Spread 0.88%
Cost $94,745
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.65%
Syndicate Members BofA Merrill Lynch, Deutsche Bank, JPMOrgan, UBS, Barclays, Citigroup, Morgan Stanley, RBS, HSBC, Mizuho, US Bancorp, Wells Fargo
Fund JPMorgan Diversified
Trade Date 12/2/14
Issuer DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. (DTV 3.95% January 15, 2025)
Cusip 25460CAA1
Bonds 40,000
Offering Price $99.313
Spread 0.45%
Cost $39,725
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.72%
Syndicate Members Barclays, Deutsche Bank, JPMorgan, Morgan Stanley, RBC, Santander, BBVA, Citigroup, Credit Agricole, Goldman Sachs, Lloyds, BofA Merrill Lynch, Mitsubishi, Mizuho, RBS, SMBC Nikko, UBS, US Bancorp, Wells Fargo
Fund JPMorgan Diversified
Trade Date 12/3/14
Issuer UnitedHealth Group Inc (UNH 2.30% December 15, 2019)
Cusip 91324PCG5
Bonds 225,000
Offering Price $99.821
Spread 0.35%
Cost $224,597
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.05%
Syndicate Members Goldman Sachs, JPMorgan, BofA Merrill Lynch, Morgan Stanley, Barcalys, BNY Mellon, Citigroup, Credit Suisse, Deutsche Bank, RBS, UBS, US bancorp, Wells Fargo, BB&Y, BMO, Fith Third, HSBC, Itau BBA, KeyBanc, Loop Capital, PNC, Regions
Fund JPMorgan Diversified
Trade Date 12/4/14
Issuer Becton, Dickinson and Company (BDX 3.734% December 15, 2024)
Cusip 075887BF
Bonds 95,000
Offering Price $100.000
Spread 0.65%
Cost $95,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.89%
Syndicate Members BNP Paribas, Citigroup, Goldman sachs, JPMorgan, Mitsubishi, Morgan Stanley, Banc IMI, BNY Mellon, ING, Mizuho, Standard Chartered, Wells Fargo, Williams Capital
Fund JPMorgan Diversified
Trade Date 12/4/14
Issuer Becton, Dickinson and Company (BDX 4.685% December 15, 2044)
Cusip 075887BG3
Bonds 35,000
Offering Price $100.000
Spread 0.88%
Cost $35,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.30%
Syndicate Members BNP Paribas, Citigroup, Goldman sachs, JPMorgan, Mitsubishi, Morgan Stanley, Banc IMI, BNY Mellon, ING, Mizuho, Standard Chartered, Wells Fargo, Williams Capital
Fund JPMorgan Diversified
Trade Date 12/8/14
Issuer Trans-Allegheny Interstate Line Company (FE 3.85% June 1, 2025 144A)
Cusip 893045AE4
Bonds 90,000
Offering Price $99.924
Spread 0.65%
Cost $89,932
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.87%
Syndicate Members Barclays, JPMorgan, Mitsubishi, Scotia Capital, CIBC, Credit Agricole, PNC, BBVA, Fifth Third